POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                              /s/ Theodore H. Black
                                                     THEODORE H. BLACK

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 14th day of July, 1995.

                                                       /s/ Clateo Castellini
                                                          CLATEO CASTELLINI

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                /s/ Alfred C. Decrane, Jr.
                                                    ALFRED C. DECRANE, JR.

                               POWER OF ATTORNEY
                       Registration Statement on Form S-3
               Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                 /s/ William C. Ferguson
                                                       WILLIAM C. FERGUSON

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                               /s/ Robert J. Gillespie
                                                     ROBERT J. GILLESPIE

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                  /s/ Ellen R. Gordon
                                                        ELLEN R. GORDON

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                    /s/ George V. Grune
                                                          GEORGE V. GRUNE

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                             /s/ Leo I. Higdon, Jr.
                                                 LEO I. HIGDON, JR.

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                   /s/ Richard G. Holder
                                                        RICHARD G. HOLDER

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                              /s/ Eileen S. Kraus
                                                  EILEEN S. KRAUS

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                 /s/ Alain Labergere
                                                      ALAIN LABERGERE

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 3rd day of July, 1997.

                                          /s/ Henrique de Campos Meirelles
                                                HENRIQUE DE CAMPOS MEIRELLES

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                               /s/ William C. Norman
                                                    WILLIAM C. NORMAN

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                                                 /s/ Charles R. Shoemate
                                                       CHARLES R. SHOEMATE